UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported)     December 15, 2004
                                                        -----------------------

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-9341                                         02-0377419
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(Commission File Number)                       (IRS Employer Identification No.)


             4 Townsend West, Suite 17, Nashua, New Hampshire 03063
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               (Address of Principal Executive Offices) (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 15, 2004, Icad, Inc. (the "Company") has issued to seven institutional and accredited investors an aggregate of (i) 1,872,222 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase 936,111 shares of Common Stock (the "Warrants"). The aggregate purchase price for the Shares and Warrants was $8,425,000. Each Warrant is exercisable to purchase one share of the Company's Common Stock at an exercise price of $5.50 per share during the five (5)-year period commencing on December 15, 2004. The Shares and Warrants were issued to the purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from registration provided under 4(2) of the Act. The issuances did not involve any public offering; the Company made no solicitation in connection with the transactions other than communications with the purchasers; the Company obtained representations from the purchasers regarding their investment intent, experience and sophistication; the purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the purchasers were sophisticated within the meaning of Section 4(2) of the Act; and the Shares and Warrants were issued with restricted securities legends. No underwriting discounts or commissions were paid in connection with the issuances to date.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  iCAD, INC.
                                  (Registrant)


                                  By: /s/ Annette Heroux
                                     -------------------------------------------
                                     Annette Heroux
                                     Vice President of Finance,  Chief Financial
                                     Officer


Date:  December 20, 2004

                                  EXHIBIT INDEX

Exhibit No.   Description of Document
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99.1          Press Release of iCAD, Inc. dated December 15, 2004 announcing the sale and issuance of unregistered securities.